Supplement dated June 1, 1998
                            to the Prospectus of the
                           AAL Variable Life Account I
                              Dated March 31, 1998


The following information is added to the table of Directors and Officers:

Mr. James H. Scott, a Principal at Miller Anderson & Shernerd, and investment management firm, has been named Director of Aid Association for Lutherans. Prior to his current employment, Mr. Scott was Vice President, Corporate Secretary and Assistant Treasurer of Texas Utilities Company, an electric utility.



This supplement must accompany the delivery of all prospectuses after June 1, 1998.